     THIS AGREEMENT ("Agreement") is made and entered into as of the 18th day of October, 1996 by and among TEARDROP GOLF COMPANY, a Delaware Corporation (the "Company"), TEARDROP PUTTER CORPORATION, a South Carolina corporation ("TPC"), RUDY A. SLUCKER, 66 Duffield Drive, South Orange, New Jersey 07079 ("Slucker"), FRED K. HOCHMAN, 20 Donax Road, Hilton Head Island, South Carolina 29928 ("Hochman"), FRANK GRACE, c/o Gardiner-Caldwell SynerMed, Route 513, Trimmer Road, Califon, New Jersey 07830 ("Grace"), RICHARD RIZZUTO, c/o Gardiner-Caldwell SynerMed, Route 513, Trimmer Road, Califon, New Jersey 07830 ("Rizzuto"), and JOHN SCHUBERT, c/o Gardiner-Caldwell SynerMed, Route 513, Trimmer Road, Califon, New Jersey 07830 ("Schubert") (Slucker, Hochman, Grace, Rizzuto and Schubert hereinafter may individually be referred to as a "Transferor" and collectively referred to as the "Transferors").

                                    RECITALS

     WHEREAS, TPC was formed under the laws of the State of South Carolina on August 24, 1992;

     WHEREAS, pursuant to the Shareholders Agreement dated October 1, 1992, as amended by the amendment dated March 13, 1994 and the second amendment dated December 31, 1994, and certain other agreements among the shareholders of TPC, including, but not limited to the letter agreement dated April 16, 1996 (the "Shareholder Agreements"), TPC and the shareholders of TPC set forth their agreement regarding the organization and management of TPC and the disposition of shares of stock of TPC;

     WHEREAS, TPC has determined, in its business judgment, that it should terminate the Shareholder Agreements, pursuant to the terms and conditions of this Agreement;

     WHEREAS, TPC and Slucker, Hochman, Grace, Rizzuto and Schubert, as owners of all of the issued and outstanding stock of TPC, desire to terminate the Shareholder Agreements pursuant to the terms and conditions of this Agreement;

     WHEREAS, from time-to-time Slucker, Hochman, Grace, Rizzuto and Schubert have extended loans to TPC, which, with accrued interest through September 30, 1996, aggregate amounts due at September 30, 1996 are set forth in
Schedule I;

     WHEREAS, the Company was formed under the laws of the State of Delaware on September 18, 1996;

     WHEREAS, pursuant to that certain Agreement and Plan of Merger dated as of October 21, 1996, by and among the Company and TPC (the "Merger Agreement"), the shares of TPC's issued and outstanding common stock will be converted and exchangeable for 750,000 shares of the Company's common stock;

     WHEREAS, pursuant to the Merger Agreement, TPC will be merged into the Company and the Company will, as a matter of law, assume all debts, liabilities and obligations of TPC;

     WHEREAS, Slucker, Hochman, Grace, Rizzuto and Schubert have agreed to contribute certain debt owed to them by the Company, the particular amounts of which are set forth opposite their names on Schedule II attached hereto (the "Contributed Debt");

     WHEREAS, Slucker, Hochman, Grace, Rizzuto and Schubert have agreed to extend the payment of certain debt owed to them by TPC pursuant to certain notes to be issued by the Company which are identified on Schedule III attached hereto (the "Notes"); and

     WHEREAS, the Transferors desire to contribute the Contributed Debt to the Company, as successor to TPC, and the Company, as successor to TPC, desires to accept such contribution and issue the Notes, on the terms and conditions set forth in this Agreement; and

     WHEREAS, Transferors, TPC and the Company hereby acknowledge and agree that it is their intention that (i) the transactions contemplated hereby will close simultaneously with the effectiveness of the Company's registration statement on Form SB-2 (the "Registration Statement"), as determined by the United States Securities and Exchange Commission (the "Effective Date") and (ii) that the closing of the transactions contemplated hereby be treated as an integrated unitary transaction between the parties hereto and one plan of formation for the Company under Section 351 of the Internal Revenue Code of 1986, as amended.

     NOW THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the parties agree as follows:

                                    ARTICLE 1

                      TERMINATION OF SHAREHOLDER AGREEMENTS

     1.1. The Shareholder Agreements and any and all agreements and understandings, written or oral, by and between TPC and the shareholders of TPC prior to this Agreement will be terminated and be of no further force and effect, without further action by the parties thereto as of and on the Effective Date.

     1.2. TPC hereby represents and warrants that it has the requisite power and authority to enter into this Agreement.

     1.3. Each of the parties by execution hereof waives any rights that such party may have under the Shareholder Agreements in connection with the sale of stock by the Company to Rudy Slucker in April 1996 and from Rudy Slucker to Fred Hochman at such time.

                                    ARTICLE 2

                                  CONTRIBUTION

     2.1 CONTRIBUTION OF DEBT. At the Effective Date, Slucker, Hochman, Grace, Rizzuto and Schubert shall contribute to the Company, as successor to TPC, and cancel, release and forgive the amount of Contributed Debt and all additional interest theron from September 30, 1996 through the Effective Date set forth opposite their name on Schedule II hereto for no additional consideration and without any further action by them, TPC or the Company.

     2.2 POSSESSION OF INSTRUMENTS. Upon the execution of this Agreement, each Transferor shall tender to the Company to hold in escrow until the Effective Date, all promissory notes or other documentation representing the Contributed Debt.

     2.3 ISSUANCE OF ADDITIONAL DEBT. At the Effective Date, and as a condition to the foregiveness of the Contributed Debt, the Company will execute and deliver to each Transferer the respective Notes listed on Schedule III.

                                    ARTICLE 3

                REPRESENTATIONS AND WARRANTIES OF EACH TRANSFEROR

     To induce the Company to accept the Contributed Debt, each Transferor hereby represents and warrants to the Company, severally and not jointly, as set forth in Sections 3.1 through 3.6 hereof as follows:

     3.1 AUTHORITY. Each Transferor has the requisite power and authority to execute and deliver this Agreement and to perform his obligations hereunder.

     3.2 BINDING EFFECT. This Agreement has been duly executed and delivered by each Transferor and constitutes the legal, valid and binding obligation of each such Transferor, enforceable against the Transferors in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and subject to general principles of equity.

     3.3 NO CONFLICT. Neither the execution and delivery of this Agreement by the Transferors nor the performance of obligations hereunder will conflict with or result in a breach of any of the provisions of, or constitute a default under any material agreement or any mortgage, indenture, lease, contract or other instrument to which any such Transferor is a party or by which a Transferor is bound, or require the consent, approval or authorization of any person, entity or governmental authority, or result in the violation of any law to which a Transferor is subject.

     3.4 OUTSTANDING DEBT. Slucker, Hochman, Grace, Rizzuto and Schubert represent and warrant that there is no other debt owed to them individually or collectively, other than the loans described in Schedule I and, as of the Effective Date, the only indebtedness of the Company to each of them will be represented by the Respective Notes as described in Schedule III.

     3.5 LOCK-UP LETTER. Each Transferor agrees to execute and deliver the lock up letter (the "Lock-Up Letter") attached hereto as Exhibit A in connection with the Company's initial public offering.

     3.6 FURTHER ACTION. Each of the parties hereto further agree to use all reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable as soon as practical to consummate and effectuate the transactions contemplated by this Agreement or as requested by the Underwriter of the Company's initial public offering to complete such initial public offering.

                                    ARTICLE 4

              ADDITIONAL COVENANTS, AGREEMENTS AND ACKNOWLEDGMENTS

     4.1 BINDING EFFECT. The covenants, conditions and agreements contained in this Agreement shall bind, and the benefits hereof shall inure to, the parties hereto and their respective heirs, executors, administrators, successors and assigns.

     4.2 AMENDMENTS. This Agreement may be amended, modified, changed or terminated only by an agreement in writing signed by all the parties hereto.

     4.3 REPRESENTATION BY COUNSEL. Each Transferor understands and acknowledges that the Company has been represented by the law firm of Crummy, Del Deo, Dolan, Griffinger & Vecchione, a professional corporation ("CDDG&V") in connection with this Agreement, the Registration Statement and other matters. Each Transferor acknowledges that CDDG&V has not been engaged to represent and is not representing any Transferor in connection with the contribution to the Company of the Contributed Debt. Each Transferor acknowledges that he will, at his own discretion, obtain independent legal representation in connection with the transactions contemplated hereby.

     4.4 CAPTIONS. The captions preceding the text of the sections of this Agreement are used solely for the convenience of reference and shall not affect the meaning or construction of this Agreement.

     4.5 WAIVER OF JURY TRIAL. In any litigation arising out of or relating to any of the matters contained in this Agreement, the parties hereto waive trial by jury.

     4.6 NEW JERSEY LAW GOVERNS. This Agreement shall be governed and construed in accordance with the laws of the State of New Jersey.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                   TEARDROP GOLF COMPANY




                                   By: _________________________
                                   Name:  Rudy A. Slucker
                                   Title:  President


                                   TEARDROP PUTTER CORPORATION



                                   By:
                                       ---------------------
                                           Brian R. Hochman
                                           President




                                   --------------------
                                   RUDY A. SLUCKER




                                   --------------------
                                   FRED K. HOCHMAN




                                   --------------------
                                   RICHARD RIZZUTO




                                   ----------------
                                   FRANK GRACE




                                   ------------------
                                   JOHN SCHUBERT

                                   SCHEDULE I



                                   Amount of
                                   Principal and Interest
NAME                               Outstanding at September 30, 1996
----                               ---------------------------------

Rudy A. Slucker                    $742,276

Fred K. Hochman                    $406,348

Frank Grace                        $263,856

Richard Rizzuto                    $257,188

John Schubert                       $44,192

                                  -------------

     Total                        $1,714,000

                                   SCHEDULE II



                                   DEBT TO BE CONTRIBUTED
NAME                               (outstanding amount as of September 30, 1996
----                               ----------------

Rudy A. Slucker                    $171,742

Fred K. Hochman                    $376,348

Frank Grace                        $248,856

Richard Rizzuto                    $244,688

John Schubert                       $41,692

                                --------------

     Total                       $1,083,326

                                  SCHEDULE III



Grid Note with a maximum principal amount of $300,000 dated as of August 1, 1996 issued by the Company to Rudy A. Slucker

Promissory Note in the original principal amount of $400,000 dated as of , 1996 issued by the Company to Rudy A. Slucker

Promissory Note in the original principal amount of $40,000 dated as of , 1996 issued by the Company to Rudy A. Slucker

Promissory Note in the original principal amount of $30,000 dated as of , 1996 issued by the Company to Fred K. Hochman

Promissory Note in the original principal amount of $15,000 dated as of , 1996 issued by the Company to Frank Grace

Promissory Note in the original principal amount of $12,500 dated as of , 1996 issued by the Company to Richard Rizzuto

Promissory Note in the original principal amount of $2,500 dated as of , 1996 issued by the Company to John Schubert

                                             October   , 1996


GKN Securities Corp.
61 Broadway
New York, New York 10006

Ladies and Gentlemen:

     The undersigned officer, director and/or stockholder of TearDrop Golf Company, ("Company"), in consideration of the underwriting of a public offering ("Offering") of securities of the Company by GKN Securities Corp. ("GKN"), hereby agrees that, without the prior written consent of GKN for a period of 24 months from the effective date ("Effective Date") of the Company's Registration Statement on Form SB-2 which relates to the Offering, the undersigned will not offer, sell, transfer or otherwise dispose of any shares of Common Stock of the Company now owned or hereafter acquired, whether beneficially or of record, by the undersigned, including, but not limited to shares of Common Stock acquired upon exercise of options or warrants or acquired upon conversion of any other securities owned by the undersigned (collectively, the "Shares"). Notwithstanding the foregoing, the undersigned shall have the right to sell securities of the Company purchased by the undersigned in the Offering or in the aftermarket at any time without the consent of the Underwriter.

    The undersigned also acknowledges and agrees that, during the five-year period following the Effective Date, GKN shall have the right, but not the obligation, to purchase for its account or to sell for the account of the undersigned, any securities of the Company sold by the undersigned on the open market. The undersigned agrees to consult with GKN with regard to any such sales and will offer GKN the exclusive opportunity to purchase or sell such securities on terms at least as favorable to the undersigned as the undersigned can secure elsewhere. If GKN fails to accept such proposal for sale by the undersigned within three hours after receipt of a written notice containing such proposal, then GKN shall have no claim or right with respect to any such sales contained in any such notice. If, thereafter, such proposal is modified in any material respect, the undersigned shall follow the same procedure as with respect to the original proposal.

     The undersigned acknowledges that a manually signed copy of this Agreement will be filed with the Pennsylvania Securities Commission as part of the Company's registration filing and further, that the undersigned will cause:

          1. A copy of this Agreement to be available from the Company or the Company's transfer agent upon request and without charge;


-------------

     It is agreed that, for purposes of this letter, the undersigned beneficially owns, among other shares, any shares owned by (i) members of his family and (ii) any person or entity controlled by the undersigned or under common control with the undersigned.

         2. A notice to be placed on the face of each stock certificate for Shares stating that the transfer of the Shares is restricted in accordance with the conditions set forth on the reverse side of the certificate; and

         3. A typed legend to be placed on the reverse side of each stock certificate representing Shares which states that the sale or transfer of the Shares is subject to certain restrictions pursuant to an agreement between the stockholder and GKN, which agreement is on file with the Company and the stock transfer agent from which a copy is available upon request and without charge.

         The terms and conditions contained in this Agreement can only be modified (including premature termination of this Agreement) with the prior written consent of GKN.

                                       Very truly yours,

                             Signature:
                                       ------------------------------

                             Print Name:
                                       ------------------------------